Property, Plant and Equipment (Annual)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment Disclosure [Text Block]
7.  Property, Plant and Equipment

Property, plant and equipment consists of the following:

In thousands	2011	2010
Land, buildings and improvements	$2,638	$2,843
Machinery, fixtures and equipment	1,714	3,885
Leaseholds and improvements	29	112
Property, plant and Equipment, Gross	4,381	6,840
Less accumulated depreciation	2,316	4,571
Net property, plant and equipment	$2,065	$2,269

Land, buildings and equipment having a net book value of $2.1 million and $2.3 million at December 31, 2011 and 2010, respectively, are pledged as collateral under various mortgage and other financing agreements.